Supplement to the
Fidelity® Capital & Income Fund, Fidelity® Focused High Income Fund and Fidelity® High Income Fund
June 29, 2019
Prospectus

Effective October 1, 2019, the following information supplements information for Fidelity® Capital & Income Fund found in the “Fund Summary” section under the “Portfolio Manager(s)” heading.

Mark Notkin (co-manager) has managed the fund since July 2003.

Brian Chang (co-manager) has managed the fund since October 2019.

Effective October 1, 2019, the following information supplements information for Fidelity® Capital & Income Fund found in the “Fund Management” section under the “Portfolio Manager(s)” heading

Mark Notkin is co-manager of Fidelity® Capital & Income Fund, which he has managed since July 2003. He also manages other funds. Since joining Fidelity Investments in 1994, Mr. Notkin has worked as a research analyst and portfolio manager.

Brian Chang is co-manager of Fidelity® Capital & Income Fund, which he has managed since October 2019. He also manages other funds. Since joining Fidelity Investments in 2007, Mr. Chang has worked as a research analyst and portfolio manager.

CAI-SPH-19-01 1.710962.128	September 28, 2019